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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 4, 2001



                              VERDANT BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-26507                 41-0848688
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
      of incorporation)                                      Identification No.)


     9555 James Avenue South, Suite 200, Bloomington, Minnesota, 55431-2543
     ----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 703-3300
                                                           --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





















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                        Exhibit Index Appears on Page 4

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Item 5.   Other Events.

     On December 27, 2000, Verdant Brands, Inc., a Minnesota corporation ("Verdant"), issued an "Update" letter to all shareholders of record as of December 20, 2000 outlining the historical sequence of events of Verdant's financial and managerial changes along with an update on creditors' status and proposed plans for the future.

     The shareholder letter describing an update on the Company's status, which is filed as Exhibit 99.1 to this Form 8-K, is hereby incorporated herein by reference.

     On December 29, 2000, Verdant Brands, Inc., a Minnesota corporation ("Verdant"), announced the senior secured lender's notice of termination of its Standstill Agreement and that it is unwilling to permit the continued use of its collateral proceeds to fund operations in a way that allows the Company to proceed in a normal operating mode. The Company announced it intends to seek new financing, but is uncertain as to its ability to secure such financing or its ability to do so on a timely basis..

     The press release describing secured creditors notice to the Company, which is filed as Exhibit 99.2 to this Form 8-K, is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            Exhibit No.   Description
            -----------   -----------
               99.1       Shareholder letter updating company status

               99.2 Press Release describing the secured creditors notice of termination of Standstill Agreement with the Company.





















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                        Exhibit Index Appears on Page 4


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:     January 4, 2001


                                        VERDANT BRANDS, INC.



                                        By: /s/ H. Michael Blair
                                           -------------------------------------
                                            H. Michael Blair
                                            Chief Financial Officer





















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                            INDEX TO EXHIBITS


Exhibit No.   Description
-----------   -----------

   99.1       Shareholder letter updating company status

   99.2 Press Release describing the secured creditors notice of termination of Standstill Agreement with the Company.





















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